ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated December 23, 2019 to the Prospectus dated August 1, 2019, as supplemented

1.	Effective January 1, 2020, the Fees and Expenses table and Expense Example on pages 1 and 2 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.76%
Other Expenses	0.45%
Dividend and Interest Expense on Short Sales(1)	0.31%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.99%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.74%
(1)
Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. The dividend and interest expenses on short sales may be offset, at least in part, by the income earned on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales. Please refer to the section entitled “Information Regarding Dividend and Interest Expenses on Short Sales” in the Prospectus.

(2)
The expense information has been restated to reflect current fees. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to the restatement, and because the financial highlights do not include acquired fund fees and expenses.

(3)
Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.40% through August 1, 2021 (the “Expense Cap”). In addition, pursuant to the terms of the Expense Cap, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20% when the Fund reaches $250 million in assets under management. Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:
1 Year	3 Years	5 Years	10 Years
$177	$575	$1,025	$2,275

2.	Effective January 1, 2020, the section entitled “The Adviser and Subadviser” on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadviser

The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”), 4 North Street, Suite 2, Hingham, MA 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of June 30, 2019, Absolute had approximately $218.8 million of assets under management.
With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).
Subject to the general oversight of the Board, Absolute has overall supervisory responsibility for the general management and investment of the Fund’s assets pursuant to an investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “Advisory Agreement”). Absolute receives an advisory fee from the Fund at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2019 was 1.24%. In addition, Absolute pays any subadvisory fees out of the fees it received pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2019 was 0.6154%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.40% through August 1, 2021 (“Expense Cap”). In addition, pursuant to the terms of the Expense Cap, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20% when the Fund reaches $250 million in assets under management. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Absolute also waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.
A discussion summarizing the basis on which the Board approved the sub-advisory agreement between Absolute and the Subadviser is included in the Fund’s annual report to shareholders for the period ended March 31, 2019.
Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to the following Subadviser. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Mohican Financial Management, LLC 21 River Road, Suite 2100 Wilton, CT 06897	Convertible Arbitrage

Mohican Financial Management, LLC was founded in 2002 and provides investment advisory services for another pooled investment vehicle.

3.
Effective January 1, 2020, the section entitled “Information Regarding Dividend and Interest Expenses on Short Sales,” beginning on page 22 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay fees in connection with a short sale and to pay interest on borrowed securities that are the subject of short sales. Such dividend and interest expenses on short sales may be offset, at least in part, by income earned on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales.

The table below illustrates the Fund’s “Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales” and “Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales.” The Fund’s total annual operating expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Expenses	0.45%
Dividend and Interest Expense on Short Sales	0.31%
Total Other Expenses	0.76%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	1.99%
Less Dividend and Interest Expenses on Short Sales	(0.31%)
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales	1.68%
Fee Waiver and/or Expense Reimbursement	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without Dividend and Interest Expenses on Short Sales(1)	1.43%

(1)
The expense information has been restated to reflect current fees.  Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to the restatement, and because the financial highlights do not include acquired fund fees and expenses.

* * *
For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated December 23, 2019 to the Statement of Additional Information (“SAI”)
dated August 1, 2019, as supplemented

1.
Effective January 1, 2020, the sub-section entitled, “Fees” in the section entitled, “F. Investment Adviser,” beginning on page 26 of the SAI is hereby deleted in its entirety and replaced with the following:

Fees. Absolute receives an advisory fee from the Fund, paid monthly, at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. Absolute pays any subadvisory fees out of the fees it received pursuant to the Advisory Agreement. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management. Any fee breakpoints or other reduction in a Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund. The aggregate subadvisory fees paid may change over time due to a number of factors, such as subadvisory fee waivers or the addition or subtraction of a Subadviser with varying management fees. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2019 was 0.6154%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.40% through August 1, 2021 (“Expense Cap”). In addition, pursuant to the terms of the Expense Cap, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20%, when the Fund reaches $250 million in assets under management. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund. Absolute also waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

During the years ended March 31, 2018 and March 31, 2019 the aggregate amount of subadvisory fees paid to Subadvisers was $93,482 and $441,342 respectively. The Subadviser is not an affiliate of the Adviser.

* * *
For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.